UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 14, 2025

NORFOLK SOUTHERN CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 West Peachtree Street NW

Atlanta, Georgia

30308-1925

(Address of principal executive offices, including zip code)

(855) 667-3655

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 14, 2025, Norfolk Southern Corporation (“Norfolk Southern”) held a special meeting of shareholders (the “Special Meeting”) in connection with the proposed merger of Norfolk Southern with Union Pacific Corporation (“Union Pacific”) via two mergers involving Norfolk Southern and wholly owned subsidiaries of Union Pacific (the “Mergers”), as disclosed in Norfolk Southern’s definitive proxy statement filed with the U.S. Securities Exchange Commission on October 1, 2025.

The following are the results of the vote on the proposals considered and voted upon at the Special Meeting. For more information on each of these proposals, see the above-mentioned definitive proxy statement.

Proposal 1: The Merger Agreement Proposal

Shareholders approved the Agreement and Plan of Merger entered into by and among Norfolk Southern, Union Pacific and two wholly owned subsidiaries of Union Pacific on July 28, 2025 (the “Merger Agreement”), and the transactions contemplated thereby, including the Mergers.

FOR	AGAINST	ABSTAIN
162,191,626	2,366,923	310,098

Proposal 2: The Merger-Related Compensation Proposal

Shareholders approved, on a non-binding advisory basis, the compensation that may be paid or become payable to the named executive officers of Norfolk Southern in connection with the transactions contemplated by the Merger Agreement.

FOR	AGAINST	ABSTAIN
152,680,836	11,189,077	998,734

Approval of the Merger-Related Compensation Proposal is not a condition to the completion of the Mergers, and the vote with respect to such proposal was advisory only and will not be binding on Norfolk Southern or Union Pacific.

Norfolk Southern’s shareholders did not vote on the proposal to approve the adjournment of the Special Meeting to solicit additional proxies in favor of the Merger Agreement Proposal because such adjournment was not necessary.

Completion of the Mergers remains subject to the satisfaction of the closing conditions set forth in the Merger Agreement, including the receipt of certain regulatory approvals.

Item 8.01.	Other Matters.

On November 14, 2025, Norfolk Southern issued a press release announcing the results of the Special Meeting, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated as of November 14, 2025

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES NORFOLK SOUTHERN CORPORATION (Registrant)

By:	/s/ Jeremy Ballard
Name:	Jeremy Ballard
Title:	Corporate Secretary
Date:	November 17, 2025